On July 30, 2020, an investor in the AlphaCentric
Income Opportunities Fund (the "Fund") filed a putative class action in Florida state court, naming
AlphaCentric Advisors LLC, Mutual Fund Series Trust, and others as defendants. Plaintiff alleges that the Fund misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violations of Sections 11, 12(a)(2) and 15 of the Securities Act of 1933. The Florida action was dismissed it prejudice on September 22, 2021.
On October 14,2020, the same Plaintiff filed a nearly identical putative class action in New York State
Court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub-advisor
Garrison Point LLC. On February 22, 2021, defendants moved to dismiss the Florida action for lack of personal jurisdiction. On February 16, 2023, the New York court dismissed all but one claim for failure to state a claim. We believe these lawsuits are meritless and intend to contest them vigorously.